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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): February 23, 2004
                                                      ------------------


                             Corrpro Companies, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                        1-12282                        34-1422570
-------------------     --------------------------     -------------------------
(State or other                 (Commission                (I.R.S. Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)


    1090 Enterprise Drive, Medina, Ohio                        44256
--------------------------------------------------------------------------------
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:      (330) 723-5082
                                                   --------------------------


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ITEM 5. REGULATION FD DISCLOSURE.

On February 17, 2004, Corrpro Companies, Inc. issued a press release announcing that the Company has called a special meeting of shareholders to be held for the purpose of voting on a proposed refinancing and recapitalization plan. The meeting will be held on Tuesday, March 16, 2004 at 10:00 a.m. local time at the Cleveland-Strongsville Holiday Inn Select, Strongsville, Ohio 44136. Shareholders of record as of February 5, 2004 will be entitled to notice of and to vote at the meeting. The press release has been posted to Corrpro's website www.corrpro.com and a copy is set forth in Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits
         99.1     Corrpro Companies, Inc. Press Release dated February 23, 2004.
         99.2     Corrpro Companies, Inc. Press Release dated February 17, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 23, 2004, Corrpro Companies, Inc. issued a press release containing its financial results for the third quarter and the nine months ended December 31, 2003. The press release has been posted to Corrpro's website www.corrpro.com and a copy is set forth in Exhibit 99.1.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CORRPRO COMPANIES, INC.


Date:  February 26, 2004                By: /s/ Robert M. Mayer
                                            -----------------------------------
                                            Robert M. Mayer
                                            Senior Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit           Description of Exhibit

99.1    Press Release issued by Corrpro Companies, Inc., dated February 23,
        2004.

99.2    Press Release issued by Corrpro Companies, Inc., dated February 17,
        2004.